UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act Of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ALLARITY THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED JANUARY 26, 2024

24 School Street, 2nd Floor

Boston, MA 02108

Dear Stockholders:

You are cordially invited to attend our virtual Special Meeting of Stockholders of Allarity Therapeutics, Inc. (the “Special Meeting”). The Special Meeting will be held on [●], February [●], 2024, at [●] [a.m./p.m.] Eastern Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Special Meeting will be held in a virtual meeting format only.

You or your proxyholder will be able to attend the Special Meeting, vote, and submit your questions during the meeting only via live audio webcast by visiting https://meetnow.global/MVHUJSD. To participate in the meeting, you will need to review the information included in the accompanying proxy statement (the “Proxy Statement”) or on your proxy card that we have mailed to you. You will not be able to attend the meeting in person.

The accompanying notice of the Special Meeting (the “Notice of Special Meeting”) and the Proxy Statement have been made part of this invitation. Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements only if you were a stockholder as of [●], 2024, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of Common Stock and Series A Convertible Preferred Stock will be entitled to vote together, as a single class, only on Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal), as further described in the accompanying Proxy Statement. No other matters may be brought before the Special Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Special Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Special Meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. After reading the Proxy Statement, even if you intend to attend the Special Meeting, we ask that you please promptly vote via the Internet or by telephone, or please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Special Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

The Board of Directors and management of Allarity Therapeutics, Inc. look forward to your attendance at the Special Meeting.

By Order of the Board of Directors,

Boston, MA	Gerald McLaughlin
February [●], 2024	Chairman of the Board

24 School Street, 2nd Floor

Boston, MA 02108

Notice of Special Meeting of Stockholders

To Be Held on February [●], 2024

Dear Stockholders:

Notice is hereby given that the Special Meeting of Stockholders of Allarity Therapeutics, Inc., a Delaware corporation (the “Special Meeting”), will be held on [●], February [●], 2024, at [●] [a.m./p.m.] Eastern Time and it will be a completely virtual meeting of stockholders via live audio webcast at https://meetnow.global/MVHUJSD. Only stockholders of record of our outstanding shares of Common Stock and Series A Convertible Preferred Stock (“Series A Preferred Stock”) on [●], 2024 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. Holders of our shares of Common Stock and Series A Preferred Stock will be entitled to vote, together as a single class, on Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal). Pursuant to the Certificate of Designation of Series A Preferred Stock, as amended, in addition to the holders of the Series A Preferred Stock having rights to vote, the terms of the Certificate of Designation of Series A Preferred Stock have granted voting rights to the Board of Directors (“Board”) that will “mirror” the votes cast by the holders of shares of Common Stock and Series A Preferred Stock on Proposals 1 and 2, voting together as a single class, for the purpose of satisfying quorum and the votes necessary for approval of the proposals in accordance with Delaware law as described in the accompanying Proxy Statement. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.

To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio between [1-for-[●]] and [1-for-[●]] (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement; and

2.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal (“Adjournment Proposal”).

If you are a stockholder of record, you will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetnow.global/MVHUJSD. To participate in the Special Meeting, you must have your control number that is shown on your proxy card. Further information about how to attend the Special Meeting online, vote your shares online during the meeting, and submit questions online during the Special Meeting is included in the Proxy Statement.

The Board has fixed the close of business on [●], 2024 as the Record Date for the Special Meeting. Only holders of our Common Stock and Series A Preferred Stock of record on the Record Date are entitled to receive Notice of the Special Meeting and Proxy Statement, and only such stockholders, or their legal proxy holders, are entitled to vote at the Special Meeting or at any postponements, or continuations, or adjournments of the Special Meeting. Shares of Common Stock and Series A Preferred Stock will be entitled to vote on the Reverse Stock Split Proposal, and Adjournment Proposal. No other matter will be presented at the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting and online during the Special Meeting.

If you have questions about your stock ownership, you may contact us or our transfer agent, Computershare, at (866) 641-4276.

It is important that your shares are represented at the Special Meeting. Whether or not you expect to participate in the virtual Special Meeting, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card, or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Boston, MA	Gerald McLaughlin
February [●], 2024	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be

Held on February [●], 2024:

The Notice of the Special Meeting and Proxy Statement are electronically available at http://www.edocumentview.com/ALLR

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be

Held on February [●], 2024:
The Notice of the Special Meeting and Proxy Statement are electronically available at http://www.edocumentview.com/ALLR

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months period ended September 30, 2023, as filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February [●], 2024

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Allarity Therapeutics, Inc. (“Allarity,” “we,” “us,” “our” or the “Company”) has prepared these materials for its virtual Special Meeting of Stockholders and any adjournment, continuation, or postponement thereof (the “Special Meeting”). The Special Meeting is scheduled to begin at [[●] a.m./p.m.] Eastern Time, on [●], February [●], 2024. Unless the context otherwise requires, references in this Proxy Statement to “stockholders” or “holders” are to the holders of record of our common stock, par value $0.0001 per share (“common stock” or “Common Stock”), and holders of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) as of [●], 2024.

The Special Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock or Series A Preferred Stock at the close of business on [●], 2024 (the “Record Date”), you are invited to attend the Special Meeting virtually and to vote on the proposals described in this Proxy Statement applicable to the class of stock which you held.

Our proxy materials are first being mailed to stockholders on or about February [●], 2024. We are soliciting proxies pursuant to this Proxy Statement for use at the Special Meeting. Our Proxy Statement and other proxy materials are electronically available at http://www.edocumentview.com/ALLR

GENERAL INFORMATION ABOUT THE PROXY MATERIALS,
SPECIAL MEETING AND VOTING

Why am I receiving these materials?

Our Board of Directors is soliciting your proxy to vote at our Special Meeting, including at any adjournment, continuation, or postponement of the meeting. You are invited to attend the Special Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or by the paper proxy card you received in the mail, by completing, signing and returning the proxy card by mail.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of record of Common Stock and Series A Preferred Stock as of the close of business on [●], 2024, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MVHUJSD. You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at [[●] a.m./p.m.], Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

How do I register to attend the Special Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Computershare), you do not need to register to attend the Special Meeting virtually on the Internet. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetnow.global/MVHUJSD. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Allarity Therapeutics, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labelled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on February [●], 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

●	By email. Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

●	By mail:

Computershare

Allarity Therapeutics, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What if I have trouble accessing the Special Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (888) 724-2416.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Thomas H. Jensen or Joan Brown as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Special Meeting?

Only our stockholders of record of our Common Stock and Series A Preferred Stock at the close of business on [●], 2024 (the “Record Date”), or their legal proxy holders are entitled to notice and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 5,886,934 shares of Common Stock and 1,417 shares of Series A Preferred Stock issued and outstanding and entitled to vote, subject to any beneficial ownership limitation.

Holders of record of shares of Common Stock and holders of record of shares of Series A Preferred Stock, subject to any beneficial ownership limitations, have the right to vote, together as a single class on Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal).

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Special Meeting other than the matters described in this Proxy Statement.

In light of the urgent need to schedule the Special Meeting in order to increase our authorized shares of Common Stock, we could not initiate the inquiry required by Rule 14a-13(a)(1), promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a full twenty (20) business days prior to the Record Date. We initiated that inquiry as soon as we established the Record Date for the Special Meeting. However, we believe that the broker inquiry required under Rule 14a-13(a)(1) of the Exchange Act that has been conducted on our behalf has produced a complete data set of stockholders, banks and brokers as of the Record Date.

What are the voting rights of the stockholders?

On May 30, 2023, the Company filed the Amended COD with the Delaware Secretary of State to amend the voting rights of the Series A Preferred Stock, which among other things provided additional voting rights to the Series A Preferred Stock. Under the Amended COD, holders of the Series A Preferred Stock have the following voting rights: (1) holders of the Series A Preferred Stock have a right to vote on all matters presented at the Special Meeting together with the Common Stock as a single class on an “as converted” basis using the conversion price of $0.4476 and based on stated value of $1,080 subject to a beneficial ownership limitation of 9.99%, and (2), in addition, holders of Series A Preferred Stock have granted the Board the right to vote, solely for the purpose of satisfying quorum and casting the votes necessary to adopt the Reverse Stock Split Proposal and the Adjournment Proposal under Delaware law, that will “mirror” the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, together as a single class, with respect to the Reverse Stock Split Proposal and the Adjournment Proposal. The number of votes per each share of Series A Preferred Stock that may be voted by the Board shall be equal to the quotient of (x) the sum of (1) the original aggregated stated value of the Series A Preferred Stock when originally issued on December 20, 2021 (calculated based on the original stated value of $1,000 of the Series A Preferred Stock multiplied by 20,000 shares of Series A Preferred Stock) and (2) $1,200,000, which represents the purchase price of the Series C Preferred Stock when originally issued; divided by (y) the conversion price of $0.4476. If the Board decides to cast the vote, it must vote all votes created by the Amended COD in the same manner and proportion as votes cast by the holders of Common Stock and Series A Preferred Stock, voting as a single class. The Series A Preferred Stock voting rights granted to the holders thereof relating to the Reverse Stock Split Proposal and the Adjournment Proposal expired automatically on July 31, 2023.

As of the Record Date, there were 5,886,934 shares of Common Stock outstanding, and 1,417 shares of Series A Preferred Stock outstanding (which was held by one holder of record).

Common Stock. Each share of our Common Stock outstanding as of the Record Date is entitled to one (1) vote per share on all matters properly brought before the Special Meeting.

Series A Preferred Stock. Each share of Series A Preferred Stock outstanding as of the Record Date is entitled to vote as follows:

2,412 votes per share of Series A Preferred Stock on all matters presented to the stockholders for approval the Special Meeting, voting together with the Common Stock as a single class, on an “as-converted” basis based on conversion price of $0.4476 and stated par value of $1,080, subject to a beneficial ownership limitation of 9.99%.

Based on 1,417 shares of Series A Preferred Stock outstanding and entitled to vote as of the Record Date as a result of the beneficial ownership limitation of 9.99%, the holder of the Series A Preferred Stock is entitled to an aggregate 3,417,804 votes for all matters presented at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares of Common Stock or Series A Preferred Stock were registered directly in your name with our transfer agent, Computershare, or in the Company’s corporate stockholder registrar in the case of shares relating to Series A Preferred Stock, then you are a stockholder of record. If you are a stockholder of record entitled to vote, you may vote at https://meetnow.global/MVHUJSD during the Special Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Special Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or by paper proxy card, fill out and return the proxy mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions unless you request and obtain a valid proxy from your broker, bank or other agent and register with Computershare in advance.

To register to vote or ask questions at the Special Meeting you must submit proof of your proxy power (legal proxy) reflecting your Allarity Therapeutics, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on February [●], 2024. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

●	By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

●	By mail: Computershare

Allarity Therapeutics, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What am I voting on?

The list below sets out the matters scheduled for a vote at the Special Meeting. Holders of Common Stock are entitled to vote on Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal). No other matters will be presented at the Special Meeting. Holders of Series A Preferred Stock (1) are entitled to vote on all matters presented at the Special Meeting, subject to any beneficial ownership limitations, including Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal), and (2) have granted the Board, solely for the purposes of satisfying quorum and casting the votes necessary to approve a proposal under Delaware laws, to vote only on Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal).

Proposal 1:

To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-[●] and 1-for-[●] (the “Range”), with the ratio within such Range to be determined at the discretion of the Board, subject to the consent of the holder of Series A Preferred Stock (the “Reverse Stock Split Proposal”) and included in a public announcement.

Proposal 2:	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal (“Adjournment Proposal”).

No other matters will be presented at the Special Meeting.

How do I vote?

You are invited to attend the virtual Special Meeting online to vote on the proposals described in this Proxy Statement during the Special Meeting. If you are a stockholder of record entitled to vote the shares, you may vote your shares by simply following the instructions below to vote via the Internet, by telephone or by mail. Even if you intend to attend the Special Meeting online, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), or in the Company’s corporate stockholder registrar in the case of shares relating to Series A Preferred Stock, then you are a stockholder of record. If you are a stockholder of record entitled to vote then you may vote those shares at https://meetnow.global/MVHUJSD during the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that was mailed to you. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote at that time even if you have already voted by proxy.

●	Voting via the Internet. To vote through the Internet before the Special Meeting, go to http://www.investorvote.com/ALLR to complete an electronic proxy card. You will need to review the information included on your proxy card. We encourage you to vote via the Internet.

●	Voting by telephone. To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.

●	Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that was delivered to you by mail and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

●	Voting at the Special Meeting. To vote at the Special Meeting, you must join live online at https://meetnow.global/MVHUJSD. The webcast will start at [[●] a.m./p.m.], Eastern Time. To participate and vote in the Special Meeting, you will need to review the information included on your proxy card or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the Special Meeting online.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Special Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent, register with Computershare in advance as described above, and vote in accordance with the procedures described above. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Special Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

In addition to providing stockholders of record a printed proxy to vote by mail, we also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions; however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record entitled to vote and do not vote by telephone, through the Internet, by completing your proxy card, or at https://meetnow.global/MVHUJSD during the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under NYSE Rule 452. Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal) are considered routine matters under NYSE Rule 452.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” Proposal 1 (Reverse Stock Split Proposal), and “For” Proposal 2 (Adjournment Proposal).

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board of Directors asks you to appoint Thomas H. Jensen, the Chief Executive Officer, and Joan Brown, the Chief Financial Officer, as your proxy holders to vote your shares at the Special Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, either one of the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board of Directors at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Special Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit a properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to Thomas H. Jensen, Chief Executive Officer and Corporate Secretary, or Joan Brown, Chief Financial Officer, which is received by the Company or Computershare.

●	You may attend the Special Meeting via the live webcast and vote. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Special Meeting.

Your most recent vote, whether at the Special Meeting, by proxy card or by telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How many votes are needed to approve each proposal?

●	For Proposal 1, approval to amend the Certificate of Incorporation to effect the Reverse Stock Split, requires the affirmative vote of a majority of the votes cast on the matter at the Special Meeting. Abstentions will have no effect on this proposal. No broker non-votes are expected in connection with this proposal.

●	For Proposal 2, adjournment of Special Meeting to solicit votes in favor of the Reverse Stock Split, requires an affirmative vote by a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter and voting together as a single class. Accordingly, if a quorum is present at the Special Meeting, for approval this proposal must receive “For” votes from the holders of a majority of shares of Common Stock and Series A Preferred Stock present at the meeting or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as an “Against” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

Please refer to the discussion above under “Who can vote at the Special Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series A Preferred Stock.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If a quorum is not present, we may propose to adjourn the Special Meeting to solicit additional proxies and reconvene the Special Meeting at a later date.

What does it mean if I receive more than one Proxy Statement?

If you receive more than one Proxy Statement, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on the Proxy to ensure that all of your shares are voted.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When will the Reverse Stock Split be effective?

The effectiveness of the Reverse Stock Split or the abandonment thereof notwithstanding stockholder approval, will be determined by the Board, and if implemented, subject to the consent of the holder of Series A Preferred Stock, following the Special Meeting any time. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation for the Reverse Stock Split is attached hereto as Appendix A (“Certificate of Amendment”). If approved by stockholders and implemented by the Board, subject to the consent of the holder of Series A Preferred Stock, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the applicable filed Certificate of Amendment.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. No stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. No directors or employees will be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Special Meeting, stockholders, banks and brokers can contact us at by email at investorrelations@allarity.com or by phone (401) 426-4664.

Householding of Proxy Materials

We have adopted an SEC approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Special Meeting of Stockholders, Proxy Statement and other proxy materials, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Special Meeting of Stockholders, Proxy Statement and or proxy materials from the other stockholder(s) sharing your address, please direct your written request to Allarity Therapeutics, Inc., Attention: Corporate Secretary, 24 School Street, 2nd Floor, Boston, MA 02108 or contact us by phone at (401) 426-4664. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Special Meeting of Stockholders, Proxy Statement and proxy materials, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Special Meeting of Stockholders, Proxy Statement and proxy materials, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Computershare at (866) 641-4276.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1 and Proposal 2 that is not shared by all other stockholders.

PROPOSAL 1

To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding
Common Stock, par value $0.0001 per share, at a ratio BETWEEN 1-for-[●] AND
1-for-[●] (the “Range”), with the ratio within such Range to be determined at the discretion of the Board, SUBJECT TO THE CONSENT OF THE HOLDER OF sERIES A
PREFERRED stock (the “Reverse Stock Split Proposal”) and
included in a public announcement

Background and Proposed Amendment

On March 20, 2024, our stockholders of record entitled to vote at the Special Meeting of Stockholders approved an amendment to our Certificate of Incorporation, at the discretion of the Board, effect a reverse stock split with respect to our issued and outstanding common stock at a ratio between 1-for-20 and 1-for-35. Upon stockholder approval, the Board determined a ratio of 1-for-35 for the reverse stock split. We effected 1-for-35 and 1-for-40 share consolidations of our common stock on March 24, 2023 and June 28, 2023, respectively (collectively, the “Share Consolidation”). The purpose of the Share Consolidation was to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Stock Market (“Nasdaq”). The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq.

We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every [●] ([●]) shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal, subject to consent by the holder of the Series A Preferred Stock, is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement (the “Reverse Stock Split Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing, or such later date as is chosen by the Board and set forth in the Reverse Stock Split Amendment, subject to consent by the holder of the Series A Preferred Stock; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting. In addition, the Reverse Stock Split Amendment is subject to adjustment to reflect any change as a result of the approval of Proposal 1.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on Nasdaq. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On October 27, 2023, we received notification from Nasdaq that it has determined that the bid price of our Common Stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2). Further, Nasdaq also noted that we effected a 1:35 reverse stock split on March 24, 2023, and a 1:40 reverse stock split on June 28, 2023. Because we effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, we will not be afforded a 180-calendar day period to demonstrate compliance with the Listing Rule 5550(a)(2) pursuant to Listing Rule 5810(c)(3)(A)(iv).

In that regard, unless we requested an appeal from such determination, trading of our Common Stock would have been suspended at the opening of business on November 7, 2023, and a Form 25-NSE would have been filed with the SEC which would have removed our Common Stock from listing and registration on The Nasdaq Stock Market. We filed a notice of appeal and received a hearing date of February 1, 2024. During such appeal, our Common Stock will continue to be listed on The Nasdaq Capital Market. On November 16, 2023, we received an additional notification indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2023, did not satisfy the continued listing requirement under Nasdaq Listing Rule 5810(c)(3) which serves as an additional basis for delisting. The Company intends to present its views with respect to this additional deficiency at the Panel Hearing on February 1, 2024.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on Nasdaq. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. In addition, even if the market price of our Common Stock increases as a result of the Reverse Stock Split, there is no assurance that the price increase will continue. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

We Need to Raise Capital Which Will Increase Downward Pressure On the Price of Our Common Stock.

We will need to raise capital through the sale of our Common Stock or Common Stock equivalents to finance our business objectives. The price at which we may sell our Common Stock and Common Stock equivalents will most likely be at prices below the then trading price for a share of our Common Stock. The raising of capital through the sale of our Common Stock and Common Stock equivalents at prices below the then trading price will create downward pressure on the trading price for a share of Common Stock and may lead to a decrease in our overall market capitalization discussed above.

We may not be able to proceed with the Reverse Stock Split Proposal and the effectuation of the Reverse Stock Split Proposal without the consent of the holder of Series A Preferred Stock.

Among other things, under the Amended COD, the Reverse Stock Split Proposal, the effectuation of the Reverse Stock Split Proposal, and the amendment to the Company’s Certificate of Incorporation, are subject to the affirmative vote and consent by of the holders of a majority of the then outstanding shares of Series A Preferred Stock. 3i, LP is the sole holder of the Series A Preferred Stock and if 3i, LP’s consent is not obtained our Board will not have the authority to effect the Reverse Stock Split to, among other things. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders and consent is not obtained from the holder of Series A Preferred Stock, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-[●].

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on Nasdaq;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders and consent is obtained from holder of Series A Preferred Stock, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time, subject to the consent of the holder of the Series A Preferred Stock. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-[●] and 1-for-[●]. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 5,886,934 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-[●] and 1-for-[●], the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [●] shares and [●] shares, respectively.

We are currently authorized to issue a maximum of 750,000,000 shares of our Common Stock. As of the Record Date, there were 5,886,934 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Except as disclosed in this Proxy Statement, and our intent to raise capital through the issuance of our equity and equity-based securities in order to achieve our business objectives, we do not currently have any other plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the 2021 Plan including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2021 Plan; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2021 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2021 Plan, as well as any plan limits on the size of such grants (e.g., the 2021 Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2021 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later date as determined by the Board as set forth in the Reverse Stock Split Amendment, subject to the consent of the holder of Series A Preferred Stock. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, subject to the consent of the holder of Series A Preferred Stock, the Board will have the authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split.

Uncertificated Shares-Book Entry

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

If a quorum is present at the Special Meeting, this proposal requires the affirmative vote of a majority of all votes cast on the matter at the Special Meeting. Abstentions will have no effect on this proposal. No broker non-votes are expected in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR
ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL.

In this proposal, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Reverse Stock Split Proposal described in this Proxy Statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting without a vote on Proposal 1 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

If a quorum is present at the Special Meeting, this proposal will be approved if it receives “FOR” votes from the holders of majority of shares of Common Stock and Series A Preferred Stock present at the meeting or represented by proxy and entitled to vote on the subject matter, voting together as a single class. Abstentions will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information regarding the beneficial ownership of our Common Stock, including shares issuable upon the exercise or conversion of securities that entitle the holders to obtain Common Stock upon exercise or conversion) and our shares of Series A Preferred Stock as of January 18, 2024, by:

●	each person who is known to be the beneficial owner of more than 5% of our Common Stock;

●	each of our current executive officers and each of our current directors; and

●	all of our executive officers and directors as a group.

Under the rules and regulations of the SEC, a person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

The beneficial ownership of our Common Stock is based on 5,886,934 shares of Common Stock issued and outstanding as of the Record Date. As of the Record Date, there were 1,417 shares of Series A Preferred Stock outstanding. The table below does not reflect the voting power of the Series A Preferred Stock on Proposals 1 and 2, which are vested solely and exclusively in the Board at its election.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name of Beneficial Owner(1)	Number of Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Class	Percentage of Total Voting Power on Proposals 1 and 2**
5% and Greater Holders:
3i, LP(2)	582,806	9.99%	1,417	100%	9.99%
Directors and Executive Officers:
James G. Cullem(3)	101	*	-	-	-
Joan Brown	-	-	-	-	-
Marie Foegh(4)	54	*	-	-	-
Steen Knudsen(5)	141	*	-	-	-
Thomas H. Jensen(6)	119	*	-	-	-
Gerald McLaughlin(7)	8	*	-	-	-
All directors and executive officers as a group (6 individuals)	423	*	-	-	-

*	Less than one percent (1%).

**	Holders of Common Stock and Series A Preferred Stock as of the Record Date are entitled to vote at the Special Meeting. Holders of Common Stock are entitled to vote on all matters presented at the Special Meeting. Holders of Series A Preferred Stock are entitled to vote on all matters presented at the Special Meeting, subject to any beneficial ownership limitations, including Proposal 1 (Reverse Stock Split Proposal) and Proposal 2 (Adjournment Proposal). Solely for the purpose of satisfying quorum and casting the votes necessary to approve a proposal in accordance with Delaware law, the holders of Series A Preferred Stock, pursuant to the Amended COD, have granted the Board certain voting rights to vote the Series A Preferred Stock on Proposal 1 and Proposal 2 in the same manner and proportion as the votes cast by the holders of Common Stock and Series A Preferred Stock on such Proposals voting together as a single class. Because the holders of Series A Preferred Stock have granted these additional rights to the Board, such holders are not deemed to be the beneficial owner of such voting rights and such rights are not included in the beneficial ownership table.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, MA 02108.

(2)	As of the Record Date, 3i, LP held 1,417 shares of Series A Preferred Stock which represents 100% of the issued and outstanding shares of Series A Preferred Stock and are subject to beneficial ownership limitation of 9.99%, which represents approximately 582,806 shares of Common Stock. Interests excludes shares of Common Stock issuable pursuant to exercise of shares of Series A Preferred Stock and warrants that are subject to the beneficial ownership limitation of 9.99%. The principal business address of the Reporting Persons is 2 Wooster Street, 2nd Floor, New York, NY 10013. 3i, L.P.’s principal business is that of a private investor. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, LP., and has sole voting control and investment discretion over securities beneficially owned directly or indirectly by 3i Management, LLC and 3i, LP.

(3)	Includes 101 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.

(4)	Interests shown include 3 shares of Common Stock, and 51 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.

(5)	Interests shown include 90 shares of Common Stock and 51 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.

(6)	Interests shown include 13 shares of Common Stock and 106 shares issuable upon exercise of vested options within sixty (60) days.

(7)	Includes 8 shares of Common Stock issuable upon exercise of vested options within sixty (60) days.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to the Company’s Secretary at Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, MA 02108. To be timely, Section 2.12 of our Amended and Restated Bylaws (the “Bylaws”) requires that a stockholder’s written notice is delivered to the Corporate Secretary at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as October 6, 2023, but no later than November 5, 2023, unless the 2024 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from February 3, 2024, which is the anniversary of the previous year’s annual meeting.

Such stockholder’s notice for the nomination of any person(s) for election to the Board of Directors must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.12(b) of the Bylaws, which can be found at:

https://www.sec.gov/Archives/edgar/data/1860657/000121390021053762/fs42021a2ex3-4_allarity.htm.

In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals

Pursuant to Section 2.12 of the Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2024 Annual Meeting must deliver a written copy of their proposal to the Corporate Secretary at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as October 6, 2023, but no later than November 5, 2023, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from February 3, 2024, which is the anniversary of the previous year’s annual meeting.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.12(c) of the Bylaws and the information required of the proposing stockholder under Section 2.12(b)(vi) of the Bylaws. In addition, all proposals must comply with the provisions of the Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement prepared by the Company to solicit proxies for such meeting. See “Rule 14a-8” below.

Proxy Access Director Nominations

Section 2.13 of the Bylaws permits up to 20 stockholders owning 3% or more of the Company’s outstanding voting stock continuously for at least three (3) years to nominate and include in the Company’s proxy materials director nominees for election which shall not exceed the greater of one individual or 20% of the number of directors in office that are standing for election, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified under Section 2.13 of the Bylaws.

Section 2.13 of the Bylaws requires eligible stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in the Bylaws, must be delivered to the Secretary at the principal executive officer of the Company no later than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date that the Company’s definitive proxy statement was first sent to stockholders in connection with the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and no later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, our Bylaws require notice to be delivered to the Secretary at the address for the Company’s principal executive offices, as early as July 12, 2023, but no later than August 11, 2023, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from December 9, 2023, which is the anticipated day of the anniversary of the mailing of the Company’s definitive proxy statement for the previous year’s annual meeting.

Rule 14a-8

Pursuant to Section 2.12(f) of the Bylaws, Sections 2.12 and 2.13 described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. However, if the date of the 2024 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Allarity Therapeutics, Inc., c/o Corporate Secretary, 24 School Street, 2nd Floor, Boston, MA 02108. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Corporate Secretary at Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, MA 02108 or contact us by phone at (401) 426-4664, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the telephone number provided if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Special Meeting other than the matters described in this Proxy Statement. No other matter will be presented at the Special Meeting.

The Company’s proxy materials are available at http://www.edocumentview.com/ALLR. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, is available without charge upon written request to: Allarity Therapeutics, Inc., Attention: Investor Relations investorrelations@allarity.com. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of the Record Date, the stockholder was entitled to vote at the Special Meeting.

Appendix A

FIFTH CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Fifth Certificate of Amendment to Certificate of Incorporation (this “Fifth Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on August 5, 2021, and as further amended by that Second Certificate of Amendment filed on March 20, 2023, and as further amended by the Third Certificate of Amendment filed on March 23, 2023, and as further amended by the Fourth Certificate of Amendment filed on June 28, 2023 (as amended, the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Fifth Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Special Meeting of Stockholders held on _____________, 2024 (the “Special Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Fifth Amendment was duly adopted by the affirmative vote of a majority of all of the votes cast on the matter, at the Corporation’s Special Meeting, in accordance with the provisions of Section 242 of the DGCL, Articles FIFTH and TWELFTH of the Certificate of Incorporation and Section 12 of the Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock.

4. Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of __:__ [a.m./p.m.], New York time, on __________, 2024, or as soon as practicable thereafter, every __________ (__) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

5. The Certificate of Incorporation is hereby amended by deleting the second and third paragraphs of Article FIFTH thereof, and replacing in their entirety the following paragraphs:

“Effective as of __:__ [a.m./p.m.] on __________, 2024 (the “Effective Time”), every __________ (__) shares of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each __________ (__) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock, $0.0001 par value per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Stockholders who hold uncertificated shares of Old Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split and will automatically be adjusted to reflect the New Common Stock.

Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, be converted to Book Entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified of a share of New Common Stock, with any resulting fractional shares rounded up to the nearest whole share, issued as aforesaid.”

6. Except as set forth in this Fifth Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Fifth Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this ___ day of ________, 2024.

By:
Name:	Thomas Jensen
Title:	Chief Executive Officer

A-2

Appendix B

allarity™ THERAPEUTICS

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **http://www.investorvote.com/ALLR**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at
http://www.investorvote.com/ALLR

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

B **Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

03TZIF

B-1

Special Meeting Admission Ticket

The Special Meeting of Stockholders of Allarity Therapeutics, Inc.
[ ], [ ], 2024 at [ ][a.m./p.m.], Eastern Time
Virtual Meeting

The Special Meeting of Stockholders of Allarity Therapeutics, Inc. will be held on [ ], [ ], 2024 at [ ][a.m./p.m.], Eastern Time, virtually via the Internet at www.meetnow.global/MVHUJSD

To access the virtual Special Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at http://www.investorvote.com/ALLR

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Allarity Therapeutics, Inc.

Notice of the Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — [ ], 2024

Thomas Jensen and Joan Brown, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Allarity Therapeutics, Inc. to be held on [ ], 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (Reverse Stock Split Proposal) and FOR Proposal 2 (Adjournment Proposal). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B-2